EXHIBIT 99.2

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS MARCH 2004

OPERATIONAL PERFORMANCE

HOUSTON, Apr. 1, 2004 - Continental Airlines (NYSE: CAL) today reported a March systemwide mainline load factor of 75.8 percent, 4.2 points above last year's March load factor. In addition, the airline had a March domestic mainline load factor of 74.9 percent, 0.7 points above March 2003, and an international mainline load factor of 77.2 percent, 9.6 points above March 2003.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 79.9 percent and a systemwide mainline completion factor of 99.7 percent.

In March 2004, Continental flew 5.4 billion mainline revenue passenger miles

(RPMs) and 7.2 billion mainline available seat miles (ASMs) systemwide, resulting in a traffic increase of 10.7 percent and a capacity increase of 4.5 percent as compared to

March 2003. Domestic mainline traffic was 3.2 billion RPMs in March 2004, up 6.3 percent from March 2003, and domestic mainline capacity was 4.3 billion ASMs, up 5.4 percent from March 2003.

Systemwide March 2004 passenger revenue per available seat mile (RASM) is estimated to have increased between 4.5 and 5.5 percent compared to March 2003. For February 2004, RASM decreased 2.5 percent as compared to February 2003.

Continental's regional operations (Continental Express) set a record March load factor of 67.7 percent, 3.5 points above last year's March load factor. Regional

RPMs were 584.9 million and regional ASMs were 863.4 million in March 2004, resulting in a traffic increase of 39.4 percent and a capacity increase of 32.0 percent versus March 2003.

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Continental Airlines is the world's seventh-largest airline with more than 2,400 daily departures throughout the Americas, Europe and Asia. Continental serves 128 domestic and 111 international destinations - more than any other airline in the world - and nearly 200 additional points are served via codeshare partner airlines. With 42,000 mainline employees, the airline has hubs serving New York, Houston, Cleveland and Guam, and carries approximately 51 million passengers per year. FORTUNE ranks Continental one of the 100 Best Companies to Work For in America, an honor it has earned for six consecutive years. FORTUNE also ranks Continental as the top airline in its Most Admired Global Companies in 2004. For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2003 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

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PRELIMINARY TRAFFIC RESULTS
MARCH	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	3,222,418	3,031,126	6.3 Percent

International	2,215,785	1,882,174	17.7 Percent
Transatlantic	967,929	799,638	21.0 Percent
Latin America	761,223	708,072	7.5 Percent
Pacific	486,633	374,464	30.0 Percent

Mainline	5,438,203	4,913,300	10.7 Percent

Regional	584,882	419,559	39.4 Percent

AVAILABLE SEAT MILES (000)
Domestic	4,304,835	4,083,355	5.4 Percent

International	2,869,498	2,783,040	3.1 Percent
Transatlantic	1,196,607	1,228,267	(2.6) Percent
Latin America	1,044,365	968,197	7.9 Percent
Pacific	628,526	586,576	7.2 Percent

Mainline	7,174,333	6,866,395	4.5 Percent

Regional	863,389	653,881	32.0 Percent

PASSENGER LOAD FACTOR
Domestic	74.9 Percent	74.2 Percent	0.7 Points

International	77.2 Percent	67.6 Percent	9.6 Points
Transatlantic	80.9 Percent	65.1 Percent	15.8 Points
Latin America	72.9 Percent	73.1 Percent	(0.2) Points
Pacific	77.4 Percent	63.8 Percent	13.6 Points

Mainline	75.8 Percent	71.6 Percent	4.2 Points

Regional	67.7 Percent	64.2 Percent	3.5 Points

CARGO REVENUE TON MILES (000)
Total	92,600	86,327	7.3 Percent

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YEAR-TO-DATE	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	8,658,331	8,059,504	7.4 Percent

International	6,054,854	5,213,699	16.1 Percent
Transatlantic	2,471,256	2,108,921	17.2 Percent
Latin America	2,180,299	1,989,384	9.6 Percent
Pacific	1,403,299	1,115,394	25.8 Percent

Mainline	14,713,185	13,273,203	10.8 Percent

Regional	1,541,546	1,078,388	42.9 Percent

AVAILABLE SEAT MILES (000)
Domestic	12,063,395	11,341,313	6.4 Percent

International	8,210,865	7,738,075	6.1 Percent
Transatlantic	3,353,507	3,231,265	3.8 Percent
Latin America	3,003,169	2,753,196	9.1 Percent
Pacific	1,854,189	1,753,614	5.7 Percent

Mainline	20,274,260	19,079,388	6.3 Percent

Regional	2,401,010	1,767,307	35.9 Percent

PASSENGER LOAD FACTOR
Domestic	71.8 Percent	71.1 Percent	0.7 Points

International	73.7 Percent	67.4 Percent	6.3 Points
Transatlantic	73.7 Percent	65.3 Percent	8.4 Points
Latin America	72.6 Percent	72.3 Percent	0.3 Points
Pacific	75.7 Percent	63.6 Percent	12.1 Points

Mainline	72.6 Percent	69.6 Percent	3.0 Points

Regional	64.2 Percent	61.0 Percent	3.2 Points

CARGO REVENUE TON MILES (000)
Total	250,448	233,574	7.2 Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
MARCH	2004	2003	Change
On-Time Performance[1]	79.9%	82.7%	(2.8) Points
Completion Factor[2]	99.7%	99.4%	0.3 Points

YEAR-TO-DATE	2004	2003	Change
On-Time Performance[1]	79.9%	82.1%	(2.2) Points
Completion Factor[2]	99.6%	98.8%	0.8 Points

February 2004 consolidated breakeven load factor3&4			82.9 Percent
March 2004 estimated year-over-year RASM change			4.5-5.5 Percent
March 2004 estimated average price per gallon of fuel, excluding fuel taxes			101 Cents
March 2004 estimated consolidated breakeven load factor3&5			77 Percent
March 2004 actual consolidated load factor[6]			74.9 Percent
April 2004 estimated consolidated breakeven load factor[3]			78 Percent
Estimated fuel requirement hedged for remainder of 2004[7]			57 Percent

YEAR-OVER-YEAR SYSTEM RASM	2003 vs. 2002	2003 vs. 2001
February	(0.4) Percent	(11.3) Percent
March	(11.7) Percent	(17.4) Percent
April	(1.0) Percent	(11.3) Percent
May	2.0 Percent	(4.3) Percent
June	0.3 Percent	(5.2) Percent
July	4.9 Percent	0.7 Percent
August	4.4 Percent	1.5 Percent
September	5.3 Percent	16.7 Percent
October	4.4 Percent	14.1 Percent
November	5.5 Percent	3.7 Percent
December	1.7 Percent	12.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	0.9 Percent	4.5 Percent
February	(2.5) Percent	(2.9) Percent
March (estimated)	4.5-5.5 Percent	(8.0)-(7.0) Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Charges related to a non-cash charge for the termination of a royalty agreement and an MD-80 aircraft retirement account for 5.4 percentage points.

5 Charge related to MD-80 aircraft retirements account for 1 percentage point.

6 Includes Continental Airlines and Continental Express

7 Continental has currently hedged 80% of its estimated second quarter 2004 fuel requirements and approximately 25% of its estimated third and fourth quarter 2004 fuel requirements with petroleum call options at a strike price of $40/barrel. An additional

20% of Continental's estimated third and fourth quarter 2004 fuel requirements are hedged with petroleum call options at a strike price of $32/barrel.

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